
CIMG Inc
State of Nevada
100%
100%
100%
CIMG PTE. LTD.
Singaporpe
DZR Tech Limited
Hong Kong
Wewin Technology LLC
State of Florida
100%
Zhongyan Shangyue Technology Co.,Ltd
China
51%
100%
51%
Xilin Online (Beijing) E-commerce Co., LTD
China
Henan Zhongyan Shangyue Technology Co.,Ltd
China
Shanghai Huomao Cultural Development Co., Ltd.
China